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                                                                   EXHIBIT 10.02

                                                                  EXECUTION COPY

                       FIFTH AMENDMENT TO CREDIT AGREEMENT

      This FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), made and entered into as of June 30, 2005, is by and among PLATO Learning, Inc., a Delaware corporation ("PLI"), PLATO, Inc., a Delaware corporation ("PI"), CyberEd, Inc., a Nevada corporation ("CyberEd"), TeachMaster Technologies, Inc., a South Dakota corporation ("TeachMaster"), NetSchools Corporation, a Delaware corporation ("NetSchools"), and Lightspan, Inc., a Delaware corporation ("Lightspan" and collectively with PLI, PI, CyberEd, TeachMaster and NetSchools, the "Borrowers" and each, a "Borrower"), the banks party to the Credit Agreement described herein (individually, a "Bank" and, collectively, the "Banks") and Wells Fargo Bank, National Association, a national banking association ("Wells Fargo"), one of the Banks, as agent for the Banks (in such capacity, the "Agent").

                                    RECITALS

            1. The Agent, the Banks and the Borrowers entered into a Credit Agreement dated as of December 20, 2001 as amended by the First Amendment to Credit Agreement dated as of January 8, 2003, the Second Amendment to Credit Agreement dated as of September 17, 2003, the Third Amendment and Consent Agreement dated as of November 14, 2003 and the Fourth Amendment to Credit Agreement dated as of June 10, 2004 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").

            2. The Borrowers desire to amend certain provisions of the Credit Agreement, and Wells Fargo, as the only Bank and the Agent, has agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

                                    AGREEMENT

      NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

      SECTION 1. CAPITALIZED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

      SECTION 2. AMENDMENTS. The Credit Agreement is hereby amended as follows:

      2.1 DEFINITIONS. Section 1.1 of the Credit Agreement is amended by amending the definitions of "Maturity Date" and "Permitted Redemptions" to read in their entireties as follows:

         "Maturity Date" means January 31, 2006.

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         "Permitted Redemptions" means repurchase and redemption of shares of stock of PLI, provided that: (a) no Default or Event of Default has occurred and continued at the time of such repurchase and redemption; and
      (b) the aggregate purchase price of all shares repurchased or redeemed shall not exceed $1,000,000 from June 30, 2005 through the Maturity Date, if (i) such repurchase and redemption is conducted in accordance with the redemption program approved by the Board of Directors of PLI; and (ii) proceeds of the Advances hereunder shall not be used to fund any of such repurchase and redemption.

         Section 1.1 of the Credit Agreement is further amended by deleting the definition of "Permitted Acquisition".

      2.2 RESTRICTED PAYMENTS. Section 6.5 of the Credit Agreement is amended to read in its entirety as follows:

            Section 6.5 Restricted Payments. Either: (a) purchase or redeem or otherwise acquire for value any shares of the Borrowers' or any Subsidiary's stock, declare or pay any dividends thereon (other than stock dividends and dividends payable solely to the Borrowers), make any distribution on, or payment on account of the purchase, redemption, defeasance or other acquisition or retirement for value of, any shares of the Borrowers' or any Subsidiary's stock or set aside any funds for any such purpose (other than payment to, or an account of or for the benefit of, the Borrowers only), provided, however, that PLI may make Permitted Redemptions, made in accordance with the terms and limitations of the definition thereof; or (b) directly or indirectly make any payment on, or redeem, repurchase, defease, or make any sinking fund payment on account of, or any other provision for, or otherwise pay, acquire or retire for value, any Debt of the Borrowers or any Subsidiary that is subordinated in right of payment to the Loans (whether pursuant to its terms or by operation of law), except for regularly-scheduled payments of interest and principal (which shall not include payments contingently required upon occurrence of a change of control or other event) that are not otherwise prohibited hereunder or under the document or agreement stating the terms of such subordination.

      2.3 CONSOLIDATION AND MERGER: ASSET ACQUISITIONS. Section 6.8 of the Credit Agreement is amended to read in its entirety as follows:

         Section 6.8 Consolidation and Merger: Asset Acquisitions. Consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the assets of any other Person, except for the merger of any Subsidiary of the Borrowers into a Borrower (provided such Borrower survives as the sole remaining entity) or the merger of any Borrower into any other Borrower (provided that if PLI is a party, it survives as the sole remaining entity).

      2.4 CONSOLIDATED TANGIBLE NET WORTH. Section 6.19 of the Credit Agreement is amended to read in its entirety as follows:

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         Section 6.19 Consolidated Tangible Net Worth. Permit the Consolidated
      Tangible Net Worth at any time to be less than $20,000,000.

      2.5 DEBT SERVICE COVERAGE RATIO. Section 6.20 of the Credit Agreement is amended to read in its entirety as follows:

         Section 6.20 Debt Service Coverage Ratio. Permit the Debt Service Coverage Ratio as of the end of each period of four consecutive fiscal quarters to be less than 2.00 to 1.00, commencing with the four fiscal quarter ending on or about July 31, 2005.

      2.6 LEVERAGE RATIO. Section 6.21 of the Credit Agreement is amended to read in its entirety as follows:

         Section 6.21 Leverage Ratio. Permit the Leverage Ratio, determined as of the last day of each fiscal quarter of the Borrowers, to be less than
      3.00 to 1.00, commencing with the fiscal quarter ending on or about July 31, 2005.

      SECTION 3. EFFECTIVENESS OF THIS AGREEMENT. The amendments contained in this Amendment shall become effective upon delivery by each Borrower of, and compliance by each Borrower with, the following:

      3.1   This Amendment duly executed by each Borrower.

      3.2 A copy of the resolutions of the Board of Directors of each of PLI, PI, CyberEd, TeachMaster, NetSchools and Lightspan authorizing the execution, delivery and performance of this Amendment certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that there has been no amendment to the Certificate of Incorporation or Bylaws of such Borrower since true and accurate copies of the same were delivered to the Agent with a certificate of the Secretary of PLI, PI, CyberEd and TeachMaster dated December 19, 2001, with a certificate of the Secretary of NetSchools dated January 8, 2003, and with a certificate of the Secretary of Lightspan dated June 10, 2004, and (ii) identifying each officer of such Borrower authorized to execute this Amendment and any other instrument or agreement executed by such Borrower in connection with this Amendment (collectively "Amendment Documents"), and certifying as to specimens of such officer's signature and such officer's incumbency in such offices as such officer holds.

      3.3 [A good standing certificate for each Borrower from the State of its incorporation issued at a date acceptable to the Agent]

      3.4   A non-refundable amendment fee in the amount of $15,625.

      3.5 Certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment.

      3.6 The Borrowers shall have satisfied such other conditions as specified by the Agent, including payment of all unpaid legal fees and expenses incurred by the Agent through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.

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      SECTION 4. REPRESENTATIONS, WARRANTIES, AUTHORITY, NO ADVERSE CLAIM.

      4.1 REASSERTION OF REPRESENTATIONS AND WARRANTIES, NO DEFAULT. Each Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement and except for representations and warranties made as of a specified date, and (b) there will exist no Default or Event of Default under the Credit Agreement.

      4.2 AUTHORITY, NO CONFLICT, NO CONSENT REQUIRED. Each Borrower represents and warrants that such Borrower has the power and legal right and authority to enter into this Amendment and has duly authorized as appropriate the execution and delivery of this Amendment and other agreements and documents executed and delivered by such Borrower in connection herewith by proper corporate action, and neither this Amendment nor the agreements contained herein contravenes or constitutes a default under any agreement, instrument or indenture to which such Borrower is a party or a signatory or a provision of such Borrower's Certificate of Incorporation, Bylaws or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to such Borrower or any of its property except, if any, in favor of the Banks. Each Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by such Borrower of this Amendment or other agreements and documents executed and delivered by such Borrower in connection therewith or the performance of obligations of such Borrower therein described, except for those which such Borrower has obtained or provided and as to which such Borrower has delivered certified copies of documents evidencing each such action to the Agent.

      4.3 NO ADVERSE CLAIM. Each Borrower warrants, acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof which would give such Borrower a basis to assert a defense, offset or counterclaim to any claim of the Agent or any Banks with respect to the Obligations.

      SECTION 5. AFFIRMATION OF CREDIT AGREEMENT, FURTHER REFERENCES, AFFIRMATION OF SECURITY INTEREST. The Banks and each Borrower acknowledge and affirm that the Credit Agreement is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, shall remain unmodified and in full force and effect. Each Borrower confirms to the Banks that the Obligations are and continue to be secured by the security interest granted by such Borrower in favor of the Agent under the Security Agreement executed by such Borrower, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of such Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by such Borrower.

      SECTION 6. MERGER AND INTEGRATION, SUPERSEDING EFFECT. This Amendment from and after the date hereof, embodies the entire agreement and understanding between the parties

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hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment shall control with respect to the specific subjects hereof and thereof.

      SECTION 7. SEVERABILITY. Whenever possible, each provision of this Amendment and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

      SECTION 8. SUCCESSORS. This Amendment shall be binding upon the Borrowers, the Agent and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrowers, the Agent and the Banks and the successors and assigns of the Agent and the Banks.

      SECTION 9. LEGAL EXPENSES. As provided in Section 9.4 of the Credit Agreement, the Borrowers jointly and severally agree to reimburse the Agent, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorney' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Agent) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of this Amendment and all other documents negotiated, prepared and executed in connection with this Amendment.

      SECTION 10. HEADINGS. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

      SECTION 11. COUNTERPARTS. This Amendment may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to this Amendment may execute any such agreement by executing a counterpart of such agreement.

      SECTION 12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MINNESOTA, EXCEPT TO THE EXTENT THE LAW OF ANY OTHER JURISDICTION APPLIES AS TO THE PERFECTION OR ENFORCEMENT OF ANY SECURITY INTEREST IN ANY COLLATERAL AND EXCEPT TO THE EXTENT EXPRESSLY PROVIDED TO THE CONTRARY IN THIS AGREEMENT.

                  [Remainder of page intentionally left blank.]

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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

                                        PLATO LEARNING, INC.

                                        By: ___________________________________
                                        Title: ________________________________

                                        PLATO, INC.

                                        By: ___________________________________
                                        Title: ________________________________

                                        CYBERED, INC.

                                        By: ___________________________________
                                        Title: ________________________________

                                        TEACHMASTER TECHNOLOGIES, INC.

                                        By: ___________________________________
                                        Title: ________________________________

                                        NETSCHOOLS CORPORATION

                                        By: ___________________________________
                                        Title: ________________________________

                                        LIGHTSPAN, INC.

                                        By: ___________________________________
                                        Title: ________________________________

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                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as Agent and as Bank

                                        By: ___________________________________
                                        Title: ________________________________

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